Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	31-Aug-09

	Federal Tax I.D. #:	22-3680505

CORPORATE MONTHLY OPERATING REPORT
File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document	Explanation
		Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Account Information	MOR-1a	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Post-petition Debts	MOR-4		x
Listing of Aged Accounts Payable			x
Accounts Receivable Reconciliation and Aging	MOR-5		x
Taxes Reconciliation and Aging	MOR-5		x
Payments to Insiders and Professional	MOR-6		x
Post-petition Secured Notes Adequate Protection Payments	MOR-6		x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ David Johnston	9/30/2009

Signature of Authorized Individual*	Date

David Johnston

Printed Name of Authorized Individual

Chief Financial Officer

Title

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	31-Aug-09

	Federal Tax I.D. #:	22-3680505

Listing of Debtor Entities and Notes to the Monthly Operating Report

GENERAL:
The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
BearingPoint, Inc.	09-10691 (REG)
BearingPoint Americas, Inc.	09-10693 (REG)
BearingPoint BG, LLC	09-10694 (REG)
BearingPoint Enterprise Holdings, LLC	09-10695 (REG)
BearingPoint Global Operations, Inc.	09-10697 (REG)
BearingPoint International I, Inc.	09-10698 (REG)
BearingPoint Israel, LLC	09-10699 (REG)
BearingPoint Puerto Rico, LLC	09-10700 (REG)
BearingPoint South Pacific, LLC	09-10702 (REG)
BearingPoint Southeast Asia LLC	09-10703 (REG)
BearingPoint Technology Procurement Services, LLC	09-10704 (REG)
BearingPoint USA, Inc.	09-10705 (REG)
BearingPoint, LLC	09-10692 (REG)
i2 Mid Atlantic LLC	09-10706 (REG)
i2 Northwest LLC	09-10707 (REG)
Metrius, Inc.	09-10708 (REG)
OAD Acquisition Corp.	09-10709 (REG)
OAD Group, Inc.	09-10710 (REG)
BE New York Holdings, Inc.	09-10690 (REG)
Peloton Holdings, L.L.C.	09-10711 (REG)
Softline Acquisition Corp.	09-10712 (REG)
Softline Consulting & Integrators, Inc.	09-10713 (REG)
BearingPoint Russia, LLC	09-10701 (REG)
BearingPoint Global, Inc.	09-10696 (REG)
Notes to the MOR:
This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Bankruptcy Cases and is in a format acceptable to the U.S. Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States. The financial statements presented in MOR-2 and MOR-3 do not include elimination entries for intercompany balances related to Debtor or non-debtor affiliates nor do investment in subsidiary balances properly reflect the equity method of accounting for income or loss from Debtor and non-debtor affiliates. Accordingly, this MOR should not be used for investment purposes.
Notes to MOR 1-a:
All amounts listed are the Bank Balances as of the end of the month.
Copies of the bank statements and cash disbursement journals were not included with the MOR, these items will be made available upon request.
Notes to MOR 2 & 3:
The operating results reflected in MOR-2 and MOR-3 are for the month ended and as of August 31, 2009, respectively.
Any changes to prior period balances will be reflected in the current month MOR.
Notes to MOR 4:
BearingPoint, Inc. and its related debtors received an order which allowed the payment of pre-petition sales and use taxes. The tax rollforward will reflect only post-petition taxes.
Due to the volume of transactions related to tax returns and payments, these items will be made available upon request.
BearingPoint, Inc. and its related debtors are current on all post-petition payments other than disputes that arise in the ordinary course of business.
Notes to MOR 5:
BearingPoint, Inc. and its related debtors believe that the information as disclosed in MOR-3 appropriately summarizes the ending accounts receivable balances.
Due to the volume of transactions related to customer billings and payments, these items will be made available upon request.
Notes to MOR 6:
BearingPoint, Inc. and its related debtors believe the various motions, filings, and orders that occur with the U.S. Bankruptcy Courts on a regular basis and are retained on the information website dedicated to BearingPoint, Inc. and its related debtors achieve the disclosure requirement of this MOR.
Legal Entities

MOR-1

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	31-Aug-09

	Federal Tax I.D. #:	22-3680505

Schedule of Cash Receipts and Disbursements

(Amounts in $’s)

TIME PERIOD: 8/1/2009 - 8/31/2009

Debtor	Case Number	Cash Receipts	Disbursements	Total
BearingPoint, Inc.	09-10691 (REG)	$17,413,364	$(33,632,778)	$(16,219,414)
BearingPoint Americas, Inc.	09-10693 (REG)	-	(3,149)	(3,149)
BearingPoint BG, LLC	09-10694 (REG)	-	-	-
BearingPoint Enterprise Holdings, LLC	09-10695 (REG)	-	-	-
BearingPoint Global Operations, Inc.	09-10697 (REG)	-	(333,332)	(333,332)
BearingPoint International I, Inc.	09-10698 (REG)	-	-	-
BearingPoint Israel, LLC	09-10699 (REG)	-	-	-
BearingPoint Puerto Rico, LLC	09-10700 (REG)	-	-	-
BearingPoint South Pacific, LLC	09-10702 (REG)	-	-	-
BearingPoint Southeast Asia LLC	09-10703 (REG)	-	(1,915)	(1,915)
BearingPoint Technology Procurement Services, LLC	09-10704 (REG)	65,111	-	65,111
BearingPoint USA, Inc.	09-10705 (REG)	-	-	-
BearingPoint, LLC	09-10692 (REG)	-	(416,407)	(416,407)
i2 Mid Atlantic LLC	09-10706 (REG)	-	-	-
i2 Northwest LLC	09-10707 (REG)	-	-	-
Metrius, Inc.	09-10708 (REG)	-	-	-
OAD Acquisition Corp.	09-10709 (REG)	-	-	-
OAD Group, Inc.	09-10710 (REG)	-	-	-
BE New York Holdings, Inc.	09-10690 (REG)	-	-	-
Peloton Holdings, L.L.C.	09-10711 (REG)	-	-	-
Softline Acquisition Corp.	09-10712 (REG)	-	-	-
Softline Consulting & Integrators, Inc.	09-10713 (REG)	-	(3)	(3)
BearingPoint Russia, LLC	09-10701 (REG)	-	-	-
BearingPoint Global, Inc.	09-10696 (REG)	-	-	-

Note: Cash disbursements and receipts related to intercompany transfers among Debtor entities are not included in this schedule.
Accordingly, net cash activity will not agree to the change in bank statement balances as presented in MOR-1a.

MOR-1a

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)

	Reporting Period:	31-Aug-09

	Federal Tax I.D. #:	22-3680505

Bank Account Information

(Amounts in $’s)

Legal Entity	Case Number	Bank Name / Account	Bank Balance	Explanation

BearingPoint, Inc.	09-10691 (REG)	AFGHANISTAN INTERNATIONAL BANK; ACCOUNT # ************8414 (USD); IMPREST ACCOUNT: AFGHANISTAN	722,009	*

BearingPoint, Inc.	09-10691 (REG)	AFGHANISTAN INTERNATIONAL BANK; ACCOUNT # ************8417 (AFN); IMPREST ACCOUNT: AFGHANISTAN	37,643	*

BearingPoint, Inc.	09-10691 (REG)	AFGHANISTAN INTERNATIONAL BANK; ACCOUNT # ************8422 (USD); IMPREST ACCOUNT: AFGHANISTAN	223,082	*

BearingPoint, Inc.	09-10691 (REG)	AFGHANISTAN INTERNATIONAL BANK; ACCOUNT # ************8425 (AFN); IMPREST ACCOUNT: AFGHANISTAN	-	*

BearingPoint, Inc.	09-10691 (REG)	BANK OF AMERICA; ACCOUNT # ******5962	-

BearingPoint, Inc.	09-10691 (REG)	BANK OF CYPRUS, CYPRUS; ACCOUNT # **********4806 (USD); IMPREST ACCOUNT: CYPRUS	18,285	*

BearingPoint, Inc.	09-10691 (REG)	BANK OF CYPRUS, CYPRUS; ACCOUNT # **********6100 (EUR); IMPREST ACCOUNT: CYPRUS	7,211	*

BearingPoint, Inc.	09-10691 (REG)	BANK OF NEW YORK ; ACCOUNT # **5*3100	916,611

BearingPoint, Inc.	09-10691 (REG)	BANK OF NEW YORK ; ACCOUNT # **7*3100	-	[C]

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9001 (JOD); IMPREST ACCOUNT:
		JORDAN	62,509	*

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9028 (JOD); IMPREST ACCOUNT:
		JORDAN	-	*

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9036 (JOD); IMPREST ACCOUNT:
		JORDAN	141,264	*

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9109 (USD); IMPREST ACCOUNT:
		JORDAN	28,594	*

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9206 (USD); IMPREST ACCOUNT:
		JORDAN	-	*

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9214 (USD); IMPREST ACCOUNT:
		JORDAN	168,970	*

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, NEW YORK, NY; ACCOUNT # *****375 (USD); IMPREST ACCOUNT:
		CYPRUS	138,083	*

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, NY; ACCOUNT # ****944 (USD); IMPREST ACCOUNT: USA	-	*

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-DELAWARE; ACCOUNT # ****3683	1,411,335

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****2993	-

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3048	-

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3056	-

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3072	1,126,998

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3195	-

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3232	-

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3339	-

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3480	-

BearingPoint, Inc.	09-10691 (REG)	COMMERCIAL INTERNATIONAL BANK, CAIRO, EGYPT; ACCOUNT # ******0196 (EGP); IMPREST ACCOUNT: EGYPT	203,200	*

BearingPoint, Inc.	09-10691 (REG)	COMMERCIAL INTERNATIONAL BANK, CAIRO, EGYPT; ACCOUNT # ******0331 (USD); IMPREST ACCOUNT: EGYPT	281,766	*

MOR-1a

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)

	Reporting Period:	31-Aug-09

	Federal Tax I.D. #:	22-3680505

Bank Account Information

(Amounts in $’s)

Legal Entity	Case Number	Bank Name / Account	Bank Balance	Explanation

BearingPoint, Inc.	09-10691 (REG)	DEMIRKYRGYSTAN INTERNATIONAL BANK, KYRGYSTAN; ACCOUNT # ******************2057 (KGS); IMPREST ACCOUNT: KYRGYSTAN	3,489	*

BearingPoint, Inc.	09-10691 (REG)	DEMIRKYRGYSTAN INTERNATIONAL BANK, KYRGYSTAN; ACCOUNT # ******************2057 (USD); IMPREST ACCOUNT: KYRGYSTAN	86,062	*

BearingPoint, Inc.	09-10691 (REG)	GOLDMAN SACHS; ACCOUNT # *******7238	3,277,679

BearingPoint, Inc.	09-10691 (REG)	MELLON BANK; ACCOUNT # ***2172	40,104

BearingPoint, Inc.	09-10691 (REG)	MELLON BANK; ACCOUNT # ***3905	7,772

BearingPoint, Inc.	09-10691 (REG)	MELLON BANK; ACCOUNT # ***5760	1,594,053

BearingPoint, Inc.	09-10691 (REG)	MELLON BANK; ACCOUNT # ***9221	-

BearingPoint, Inc.	09-10691 (REG)	PNC BANK; ACCOUNT # ******2268	5,159

BearingPoint, Inc.	09-10691 (REG)	PODGORICKA BANKA AD PODGORICA, SERBIA AND MONTENEGRO; ACCOUNT # *********0690; IMPREST ACCOUNT:
		MONTENEGRO	-

BearingPoint, Inc.	09-10691 (REG)	RAIFFEISEN BANK OF KOSOVO, PRISTINE, KOSOVO; ACCOUNT # ************3203 (EUR); IMPREST ACCOUNT: KOSOVO	-	*

BearingPoint, Inc.	09-10691 (REG)	RAIFFEISEN BANK DD BIH, SARAJEVO, BOSNIAHERZEGOVINA; ACCOUNT # *************3000 (USD); IMPREST ACCOUNT: BOSNIA	228,163	*

BearingPoint, Inc.	09-10691 (REG)	RAIFFEISEN BANK DD BIH, SARAJEVO, BOSNIAHERZEGOVINA; ACCOUNT # *************1000 (BAM); IMPREST ACCOUNT: BOSNIA	19,260	*

BearingPoint, Inc.	09-10691 (REG)	SUNTRUST; ACCOUNT # *********9360	6,886

BearingPoint, Inc.	09-10691 (REG)	UNIBANK COMMERCIAL BANK; ACCOUNT # ********3812USD01; IMPREST ACCOUNT: AZERBAIJAN	-

BearingPoint, Inc.	09-10691 (REG)	PNC BANK; ACCOUNT # ******0453	19,485	[A]

BearingPoint, Inc.	09-10691 (REG)	PNC BANK; ACCOUNT # ******2977	-	[A]

BearingPoint, Inc.	09-10691 (REG)	BONY MELLON; ACCOUNT # ******5015	822,322	[B]*

BearingPoint, Inc.	09-10691 (REG)	CITIBANK; ACCOUNT # ******8906	2,367,001	[B]*

BearingPoint, Inc.	09-10691 (REG)	DEUTSCHE BANK; ACCOUNT # *****4155	-	[B]

BearingPoint, Inc.	09-10691 (REG)	DEUTSCHE BANK; ACCOUNT # *****4067	-	[B]

BearingPoint, Inc.	09-10691 (REG)	DEUTSCHE BANK; ACCOUNT # *****4470	-	[B]

BearingPoint, Inc.	09-10691 (REG)	BONY MELLON; ACCOUNT # ******2442	459,100	[C]

BearingPoint, Inc.	09-10691 (REG)	JP MORGAN; ACCOUNT # **367	-	[B]

BearingPoint, Inc.	09-10691 (REG)	JP MORGAN; ACCOUNT # **374	-	[B]*

BearingPoint, Inc.	09-10691 (REG)	BONY MELLON; ACCOUNT # ******0518	-	[B]

BearingPoint, Inc.	09-10691 (REG)	BONY MELLON; ACCOUNT # ******0519	-	[B]

BearingPoint, Inc.	09-10691 (REG)	BONY MELLON; ACCOUNT # ******0520	-	[B]

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # **4198	-	[B]

BearingPoint, Inc.	09-10691 (REG)	DEUTSCHE BANK; ACCOUNT # *****7074	11,772	[B]

BearingPoint, Inc.	09-10691 (REG)	BONY MELLON; ACCOUNT # ******7737	-	[C]

BearingPoint, Inc.	09-10691 (REG)	BONY MELLON; ACCOUNT # ******7013	-	[D]

BearingPoint, Inc.	09-10691 (REG)	DEUTSCHE BANK; ACCOUNT # *****7154	28,017,758

BearingPoint, Inc.	09-10691 (REG)	DEUTSCHE BANK; ACCOUNT # *****5369	505,000

BearingPoint, Inc.	09-10691 (REG)	DEUTSCHE BANK; ACCOUNT # *****7146	19,013,165

Softline Consulting & Integrators, Inc.	09-10713 (REG)	UNION BANK OF CALIFORNIA; ACCOUNT # *****11688	7,246

BearingPoint USA, Inc.	09-10705 (REG)	MELLON BANK; ACCOUNT # ***2629	-

BearingPoint Technology Procurement Services, LLC	09-10704 (REG)	CITIBANK - DELAWARE; ACCOUNT # ****9129	-

BearingPoint Technology Procurement Services, LLC	09-10704 (REG)	MELLON BANK; ACCOUNT # ***5788	-

MOR-1a

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)

	Reporting Period:	31-Aug-09

	Federal Tax I.D. #:	22-3680505

Bank Account Information

(Amounts in $’s)

Legal Entity	Case Number	Bank Name / Account	Bank Balance	Explanation

BearingPoint Technology Procurement Services, LLC	09-10704 (REG)	PNC BANK; ACCOUNT # ******9814	-

BearingPoint Southeast Asia LLC	09-10703 (REG)	BANK OF AMERICA, TAIPEI BRANCH; ACCOUNT # ****9019 (TWD)	6,644

BearingPoint Southeast Asia LLC	09-10703 (REG)	BANK OF AMERICA, TAIPEI BRANCH; ACCOUNT # ****9035 (TWD)	250,719

BearingPoint Puerto Rico, LLC	09-10700 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3224	10,642

BearingPoint Israel, LLC	09-10699 (REG)	U BANK, ISREAL; ACCOUNT # 2-69865; IMPREST ACCOUNT: RUSSIA	-

BearingPoint Global Operations, Inc.	09-10697 (REG)	HDFC BANK LTD., NEW DELHI,1 INDIA; ACCOUNT # *********0179 (INR); IMPREST ACCOUNT: INDIA	46,167	*

BearingPoint Global Operations, Inc.	09-10697 (REG)	JSC SB “RBS (KAZAKHSTAN)”; ACCOUNT # ***5893 (KZT); IMPREST ACCOUNT: KAZAKHSTAN	14,251	*

BearingPoint Global Operations, Inc.	09-10697 (REG)	JSC SB “RBS (KAZAKHSTAN)”; ACCOUNT # ***5893 (USD); IMPREST ACCOUNT: KAZAKHSTAN	116,250	*

BearingPoint Global Operations, Inc.	09-10697 (REG)	OJSC “TAJIKSODIROTBONK”, DUSHANBE, TAJIKISTAN; ACCOUNT # ****************1288 (TJS); IMPREST ACCOUNT: TAJIKISTAN	3,268	*

BearingPoint Global Operations, Inc.	09-10697 (REG)	OJSC “TAJIKSODIROTBONK”, DUSHANBE, TAJIKISTAN; ACCOUNT # ****************1288 (USD); IMPREST ACCOUNT: TAJIKISTAN	33,446	*

BearingPoint Global Operations, Inc.	09-10697 (REG)	RAIFFESENBANK, BELGRADE, SERBIA; ACCOUNT # ******************1105 (RSD); IMPREST ACCOUNT: SERBIA	3,241	*

BearingPoint Global Operations, Inc.	09-10697 (REG)	RAIFFESENBANK, BELGRADE, SERBIA; ACCOUNT # ******************1538 (USD); IMPREST ACCOUNT: SERBIA	68,830	*

BearingPoint Global Operations, Inc.	09-10697 (REG)	UNIBANK COMMERCIAL BANK; ACCOUNT # ********3803AZN63 (AZN); IMPREST ACCOUNT: AZERBAIJAN	-	*

BearingPoint Global Operations, Inc.	09-10697 (REG)	UNIBANK COMMERCIAL BANK; ACCOUNT # ********3813USD63 (USD); IMPREST ACCOUNT: AZERBAIJAN	-	*

BearingPoint Americas, Inc.	09-10693 (REG)	BANCO DE BOGOTÁ; ACCOUNT # 49084510	315,380

BearingPoint, LLC	09-10692 (REG)	CITIBANK, MOSCOW, RUSSIA; ACCOUNT # *****2006 (USD); IMPREST ACCOUNT: RUSSIA	0

BearingPoint, LLC	09-10692 (REG)	CITIBANK, MOSCOW, RUSSIA; ACCOUNT # *****2014 (RUB); IMPREST ACCOUNT: RUSSIA	16

BearingPoint, LLC	09-10692 (REG)	CITIBANK, MOSCOW, RUSSIA; ACCOUNT # *****8008 (USD); IMPREST ACCOUNT: RUSSIA	4,449

BearingPoint, LLC	09-10692 (REG)	CITIBANK, MOSCOW, RUSSIA; ACCOUNT # *****8016 (RUB); IMPREST
		ACCOUNT: RUSSIA	6

BearingPoint, LLC	09-10692 (REG)	CITIBANK, MOSCOW, RUSSIA; ACCOUNT # *****8024 (RUB); IMPREST ACCOUNT: RUSSIA	103,721

BearingPoint, LLC	09-10692 (REG)	CITIBANK, NAIROBI, KENYA; ACCOUNT # ******1001 (KES); IMPREST ACCOUNT:
		KENYA	286

BearingPoint, LLC	09-10692 (REG)	CITIBANK, NAIROBI, KENYA; ACCOUNT # ******1015 (USD); IMPREST ACCOUNT:
		KENYA	-

MOR-1a

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)

	Reporting Period:	31-Aug-09

	Federal Tax I.D. #:	22-3680505

Bank Account Information

(Amounts in $’s)

Legal Entity	Case Number	Bank Name / Account	Bank Balance	Explanation

BearingPoint, LLC	09-10692 (REG)	CITIBANK, NAIROBI, KENYA; ACCOUNT # ******1023 (KES); IMPREST ACCOUNT:
		SUDAN	9,892	*

BearingPoint, LLC	09-10692 (REG)	CITIBANK, NAIROBI, KENYA; ACCOUNT # ******1031 (USD); IMPREST ACCOUNT:
		SUDAN	25,508	*

BearingPoint, LLC	09-10692 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3187	-

BearingPoint, LLC	09-10692 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3275	-

BearingPoint, LLC	09-10692 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3363	-

BearingPoint, LLC	09-10692 (REG)	KENYA COMMERCIAL BANK KENYA; ACCOUNT # ********8429 (USD); IMPREST ACCOUNT: SUDAN	11,977	*

BearingPoint, LLC	09-10692 (REG)	KENYA COMMERCIAL BANK SUDAN; ACCOUNT # ********3872 (SDG); IMPREST ACCOUNT: SUDAN	350	*

BearingPoint, LLC	09-10692 (REG)	KENYA COMMERCIAL BANK SUDAN; ACCOUNT # ********9710 (USD); IMPREST ACCOUNT: SUDAN	-	*

BearingPoint, LLC	09-10692 (REG)	PNC BANK; ACCOUNT # ******5672/5082	-

BearingPoint, LLC	09-10692 (REG)	TURKISH BANK; ACCOUNT # ***1029 (USD); IMPREST ACCOUNT: CYPRUS	33,055	*

BearingPoint, LLC	09-10692 (REG)	TURKISH BANK; ACCOUNT # ***1048 (TRY); IMPREST ACCOUNT: CYPRUS	80	*

BearingPoint, LLC	09-10692 (REG)	TURKISH BANK; ACCOUNT # ***2365 (EURO); IMPREST ACCOUNT: CYPRUS	53	*

BearingPoint, LLC	09-10692 (REG)	TURKIYE IS BANKASI A.S., ISTANBUL, TURKEY; ACCOUNT # *************8090; IMPREST ACCOUNT: TURKEY	-

BearingPoint, LLC	09-10692 (REG)	TURKIYE IS BANKASI A.S., ISTANBUL, TURKEY; ACCOUNT # *************8400; IMPREST ACCOUNT: TURKEY	-

BearingPoint, LLC	09-10692 (REG)	TURKIYE IS BANKASI A.S., ISTANBUL, TURKEY; ACCOUNT # *******1645 (USD); IMPREST ACCOUNT: TURKEY	1

BearingPoint, LLC	09-10692 (REG)	TURKIYE IS BANKASI A.S., ISTANBUL, TURKEY; ACCOUNT # ******0509 (USD); IMPREST ACCOUNT: TURKEY	-

BearingPoint, LLC	09-10692 (REG)	TURKIYE IS BANKASI A.S., ISTANBUL, TURKEY; ACCOUNT # ******4220 (TRY); IMPREST ACCOUNT: TURKEY	3

Note: All amounts listed are the Bank Balances as of the end of the month.
[A] - In early April 2009, the Legal Entity owner of this account was changed from BearingPoint, LLC to BearingPoint, Inc.
and effective in April 2009, all applicable schedules within the MOR have been updated to reflect this change.
[B] - In May 2009, this account was opened with the Legal Entity owner of BearingPoint, Inc.
[C] - In June 2009, this account was opened with the Legal Entity owner of BearingPoint, Inc.
* - Although these bank accounts are legally owned by the respective Debtor entity, the cash balances within these accounts are payable to Deloitte LLP as part of the Asset Purchase Agreement approved by the Bankruptcy Court in April 2009 and closed in May 2009.
[D] - In July 2009, this account was opened with the Legal Entity owner of BearingPoint, Inc. to escrow sale proceeds received from Keane, Inc.

MOR-2
In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	31-Aug-09

	Federal Tax I.D.#:	22-3680505
Statement of Operations
(Amounts in 000’s)

			BearingPoint Americas,		BearingPoint International
Account	BearingPoint, Inc.	BearingPoint, LLC	Inc.	BearingPoint Global, Inc.	I, Inc.	BearingPoint USA, Inc.
Description	09-10691 (REG)	09-10692 (REG)	09-10693 (REG)	09-10696 (REG)	09-10698 (REG)	09-10705 (REG)

Revenue	$1,770	$0	$0	$0	$0	$0
Cost of Service:
Net Compensation - Client Service	2,685	0	0	0	0	0
Other Direct Contract Expenses	(18,527)	0	0	0	0	0
Lease and Facilities Restructuring Charge	0	0	0	0	0	0
Other Costs of Services	(2,557)	0	0	0	0	0

Total Cost of Service	(18,399)	0	0	0	0	0

Gross Margin	20,169	0	0	0	0	0
Selling, General, and Administration	3,607	0	0	0	0	0

Operating Income/(Loss)	16,562	0	0	0	0	0
Interest Income/(Expense), net	274	(268)	(60)	0	0	(770)
Other Income/(Expense), net	(15,123)	(95)	0	0	0	1
Reorganization Income/(Expense), net	(9,316)	0	0	0	0	0

Income/(Loss) Before Taxes	(7,603)	(363)	(60)	0	0	(769)
Benefit/(Provision) for Income Taxes	0	0	0	0	0	0
Income/(Loss) from Discontinued Operations, net	2,914	0	0	0	0	0

Net Income/(Loss) Before Affiliate Earnings/(Loss)	($4,689)	($363)	($60)	$0	$0	($769)

Refer to the accompanying Notes to the MOR.

MOR-2
In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	31-Aug-09

	Federal Tax I.D.#:	22-3680505
Statement of Operations
(Amounts in 000’s)

			BE New York Holdings,			BearingPoint Technology
Account	OAD Acquisition Corp.	OAD Group, Inc.	Inc.	Metrius, Inc.	Softline Acquisition Corp.	Procurement Services, LLC
Description	09-10709 (REG)	09-10710 (REG)	09-10690 (REG)	09-10708 (REG)	09-10712 (REG)	09-10704 (REG)

Revenue	$0	$0	$0	$0	$0	$146
Cost of Service:
Net Compensation - Client Service	0	0	0	0	0	0
Other Direct Contract Expenses	0	0	0	0	0	0
Lease and Facilities Restructuring Charge	0	0	0	0	0	0
Other Costs of Services	0	0	0	0	0	0

Total Cost of Service	0	0	0	0	0	0

Gross Margin	0	0	0	0	0	146
Selling, General, and Administration	0	0	0	0	0	0

Operating Income/(Loss)	0	0	0	0	0	146
Interest Income/(Expense), net	0	30	0	9	(75)	195
Other Income/(Expense), net	0	0	3	0	0	0
Reorganization Income/(Expense), net	0	0	0	0	0	0

Income/(Loss) Before Taxes	0	30	3	9	(75)	341
Benefit/(Provision) for Income Taxes	0	0	0	0	0	0
Income/(Loss) from Discontinued Operations, net	0	0	0	0	0	0

Net Income/(Loss) Before Affiliate Earnings/(Loss)	$0	$30	$3	$9	($75)	$341

Refer to the accompanying Notes to the MOR.

MOR-2
In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	31-Aug-09

	Federal Tax I.D.#:	22-3680505
Statement of Operations
(Amounts in 000’s)

		BearingPoint Puerto Rico,		BearingPoint South Pacific,	BearingPoint Southeast
Account	BearingPoint Israel, LLC	LLC	BearingPoint Russia, LLC	LLC	Asia LLC	i2 Mid Atlantic LLC
Description	09-10699 (REG)	09-10700 (REG)	09-10701 (REG)	09-10702 (REG)	09-10703 (REG)	09-10706 (REG)

Revenue	$0	$0	$0	$0	$0	$0
Cost of Service:
Net Compensation - Client Service	0	0	0	0	0	0
Other Direct Contract Expenses	0	0	0	0	0	0
Lease and Facilities Restructuring Charge	0	0	0	0	0	0
Other Costs of Services	0	0	0	0	0	0

Total Cost of Service	0	0	0	0	0	0

Gross Margin	0	0	0	0	0	0
Selling, General, and Administration	0	1	0	0	0	0

Operating Income/(Loss)	0	(1)	0	0	0	0
Interest Income/(Expense), net	0	3	0	0	0	0
Other Income/(Expense), net	0	0	0	0	0	0
Reorganization Income/(Expense), net	0	0	0	0	0	0

Income/(Loss) Before Taxes	0	2	0	0	0	0
Benefit/(Provision) for Income Taxes	0	0	0	0	0	0
Income/(Loss) from Discontinued Operations, net	0	0	0	0	0	0

Net Income/(Loss) Before Affiliate Earnings/(Loss)	$0	$2	$0	$0	$0	$0

Refer to the accompanying Notes to the MOR.

MOR-2
In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	31-Aug-09

	Federal Tax I.D.#:	22-3680505
Statement of Operations
(Amounts in 000’s)

				BearingPoint Enterprise	BearingPoint Global	Softline Consulting &
Account	i2 Northwest LLC	Peloton Holdings, L.L.C.	BearingPoint BG, LLC	Holdings, LLC	Operations, Inc.	Integrators, Inc.
Description	09-10707 (REG)	09-10711 (REG)	09-10694 (REG)	09-10695 (REG)	09-10697 (REG)	09-10713 (REG)

Revenue	$0	$0	$0	$0	$0	$0
Cost of Service:
Net Compensation - Client Service	0	0	0	0	0	0
Other Direct Contract Expenses	0	0	0	0	0	0
Lease and Facilities Restructuring Charge	0	0	0	0	0	0
Other Costs of Services	0	0	0	0	0	0

Total Cost of Service	0	0	0	0	0	0

Gross Margin	0	0	0	0	0	0
Selling, General, and Administration	0	0	0	0	0	0

Operating Income/(Loss)	0	0	0	0	0	0
Interest Income/(Expense), net	0	0	0	0	0	0
Other Income/(Expense), net	0	0	0	0	0	0
Reorganization Income/(Expense), net	0	0	0	0	0	0

Income/(Loss) Before Taxes	0	0	0	0	0	0
Benefit/(Provision) for Income Taxes	0	0	0	0	0	0
Income/(Loss) from Discontinued Operations, net	0	0	0	0	0	0

Net Income/(Loss) Before Affiliate Earnings/(Loss)	$0	$0	$0	$0	$0	$0

Refer to the accompanying Notes to the MOR.

MOR-3
In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	31-Aug-09

	Federal Tax I.D.#:	22-3680505
Balance Sheets
(Amounts in 000’s)

			BearingPoint Americas,		BearingPoint International
Account	BearingPoint, Inc.	BearingPoint, LLC	Inc.	BearingPoint Global, Inc.	I, Inc.	BearingPoint USA, Inc.	OAD Acquisition Corp.	OAD Group, Inc.
Description	09-10691 (REG)	09-10692 (REG)	09-10693 (REG)	09-10696 (REG)	09-10698 (REG)	09-10705 (REG)	09-10709 (REG)	09-10710 (REG)

ASSETS
Current Assets:
Cash and Cash Equivalents	$60,229	$0	$0	$0	$0	$0	$0	$0
Restricted Cash Accounts	159	0	0	0	0	0	0	0
Net A/R	11,276	0	0	0	0	10	0	(53)
Unbilled Revenues	13,655	0	0	0	0	0	0	0
Income Taxes	7,502	0	0	0	0	0	0	0
Deferred Tax Assets Current	0	0	0	0	0	0	0	0
Prepaid Expenses	7,764	0	0	0	0	0	0	0
Other Current Assets	8,699	0	0	0	0	6	0	0
Inter Entity Receivables Current	938,416	177,242	3,986	0	148,566	30,353	1,117	43,984

Total Current Assets	1,047,700	177,242	3,986	0	148,566	30,369	1,117	43,931

Property and Equipment, net	19	0	0	0	0	0	0	0
Goodwill	0	0	0	0	0	0	0	0
Deferred Tax Assets	7,286	0	0	0	0	0	0	0
Other Noncurrent Assets	14,258	0	0	0	0	0	866	0
Inter Entity Loans Non-Current Rec	92,240	0	0	0	59,900	0	0	0
Inter Entity Investment in Sub	(300,538)	(193,829)	(25,804)	(4,527)	(51,608)	0	(2,952)	0

Total Assets	$860,965	($16,587)	($21,818)	($4,527)	$156,858	$30,369	($969)	$43,931

LIABILITIES AND STOCKHOLDERS’ EQUITY/(DEFICIT)
Current Liabilities:
Notes Payable Current	$0	$0	$0	$0	$0	$0	$0	$0
Accounts Payable	26,256	0	0	0	0	0	0	0
Accrued Payroll & Empl Benefits	95,767	0	0	0	0	(77)	0	190
Deferred Revenue	11,616	0	0	0	0	0	0	0
Corporate Income Tax Payable	3,765	0	0	0	0	0	0	671
Current Portion of Accrued Lease & Facilities Charge	0	0	0	0	0	0	0	0
Deferred Income Taxes	33,953	0	0	0	0	0	0	0
Legal Liabilities	0	0	0	0	0	0	0	0
Other Current Liabilities	10,799	0	0	0	0	67	0	27
Inter Entity Liability Current	615,220	137,683	17,631	0	208,478	15,365	877	36,474

Total Current Liabilities	797,376	137,683	17,631	0	208,478	15,355	877	37,362

Liabilities Subject to Compromise	842,670	0	0	0	0	0	0	0

Notes Payable less Current Portion	0	0	0	0	0	0	0	0
Pension Liability	17,709	0	0	0	0	0	0	0
Occupancy Charge, less Current Portion	0	0	0	0	0	0	0	0
Deferred Income Taxes, less Current Portion	9,730	0	0	0	0	0	0	0
Income Tax Reserve	241,248	0	0	0	0	0	0	0
Other Liabilities	367	0	0	0	0	0	0	0
Inter Entity Loans Non-Current Payable	1,183	0	0	0	0	59,900	0	0

Total Liabilities	1,910,283	137,683	17,631	0	208,478	75,255	877	37,362

Stockholders’ Equity/(Deficit):
Common Stock	2,244	6,051	0	0	0	0	0	0
Additional Paid In Capital	1,455,278	57,788	3,877	0	0	4,797	9,178	0
Accumulated Equity/(Deficit)	(2,391,861)	(218,109)	(47,312)	(3,263)	(51,620)	(49,683)	(11,024)	6,569
Other Comprehensive Income	(76,699)	0	3,986	(1,264)	0	0	0	0
Notes Receivable from Stockholders	0	0	0	0	0	0	0	0
Treasury Stock	(38,280)	0	0	0	0	0	0	0
Deferred Compensation	0	0	0	0	0	0	0	0

Total Stockholders’ Equity/(Deficit)	(1,049,318)	(154,270)	(39,449)	(4,527)	(51,620)	(44,886)	(1,846)	6,569

Total Liabilities & Stockholders’ Equity/(Deficit)	$860,965	($16,587)	($21,818)	($4,527)	$156,858	$30,369	($969)	$43,931

Refer to the accompanying Notes to the MOR.

MOR-3
In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	31-Aug-09

	Federal Tax I.D.#:	22-3680505
Balance Sheets
(Amounts in 000’s)

				BearingPoint Technology
	BE New York Holdings,			Procurement Services,		BearingPoint Puerto Rico,		BearingPoint South
Account	Inc.	Metrius, Inc.	Softline Acquisition Corp.	LLC	BearingPoint Israel, LLC	LLC	BearingPoint Russia, LLC	Pacific, LLC
Description	09-10690 (REG)	09-10708 (REG)	09-10712 (REG)	09-10704 (REG)	09-10699 (REG)	09-10700 (REG)	09-10701 (REG)	09-10702 (REG)

ASSETS
Current Assets:
Cash and Cash Equivalents	$0	$0	$7	$16	$0	$11	$0	$0
Restricted Cash Accounts	0	0	0	0	0	0	0	0
Net A/R	0	0	0	37	0	0	0	0
Unbilled Revenues	0	0	0	0	0	0	0	0
Income Taxes	0	0	0	0	0	0	0	0
Deferred Tax Assets Current	0	0	0	0	0	0	0	0
Prepaid Expenses	0	0	0	0	0	103	0	0
Other Current Assets	0	0	0	(16)	0	3	0	0
Inter Entity Receivables Current	0	2,429	13,990	209,059	0	1,281	0	0

Total Current Assets	0	2,429	13,997	209,096	0	1,398	0	0

Property and Equipment, net	0	0	0	(56)	0	0	0	0
Goodwill	0	0	0	0	0	0	0	0
Deferred Tax Assets	0	0	0	0	0	697	0	0
Other Noncurrent Assets	0	0	0	0	0	0	0	0
Inter Entity Loans Non-Current Rec	0	0	0	0	0	0	0	0
Inter Entity Investment in Sub	8,815	0	0	0	(7,433)	0	0	(185)

Total Assets	$8,815	$2,429	$13,997	$209,040	($7,433)	$2,095	$0	($185)

LIABILITIES AND STOCKHOLDERS’ EQUITY/(DEFICIT)
Current Liabilities:
Notes Payable Current	$0	$0	$0	$0	$0	$0	$0	$0
Accounts Payable	0	0	0	1,291	0	0	0	0
Accrued Payroll & Empl Benefits	0	0	0	411	0	879	0	0
Deferred Revenue	0	0	0	0	0	0	0	0
Corporate Income Tax Payable	0	0	0	(42)	0	536	0	0
Current Portion of Accrued Lease & Facilities Charge	0	0	0	0	0	0	0	0
Deferred Income Taxes	0	0	0	0	0	0	0	0
Legal Liabilities	0	0	0	0	0	0	0	0
Other Current Liabilities	0	26	109	(86)	0	0	0	0
Inter Entity Liability Current	155	16,284	139,163	141,902	0	1,150	0	0

Total Current Liabilities	155	16,310	139,272	143,476	0	2,565	0	0

Liabilities Subject to Compromise	0	0	0	3	0	0	0	0

Notes Payable less Current Portion	0	0	0	0	0	0	0	0
Pension Liability	0	0	0	4	0	0	0	0
Occupancy Charge, less Current Portion	0	0	0	0	0	0	0	0
Deferred Income Taxes, less Current Portion	0	0	0	0	0	0	0	0
Income Tax Reserve	0	0	0	0	0	0	0	0
Other Liabilities	0	0	0	0	0	0	0	0
Inter Entity Loans Non-Current Payable	0	0	0	0	0	0	0	0

Total Liabilities	155	16,310	139,272	143,483	0	2,565	0	0

Stockholders’ Equity/(Deficit):
Common Stock	0	0	0	0	0	0	0	0
Additional Paid In Capital	0	0	(17,958)	0	0	0	0	0
Accumulated Equity/(Deficit)	8,660	(13,881)	(107,317)	65,557	(7,433)	(470)	0	(185)
Other Comprehensive Income	0	0	0	0	0	0	0	0
Notes Receivable from Stockholders	0	0	0	0	0	0	0	0
Treasury Stock	0	0	0	0	0	0	0	0
Deferred Compensation	0	0	0	0	0	0	0	0

Total Stockholders’ Equity/(Deficit)	8,660	(13,881)	(125,275)	65,557	(7,433)	(470)	0	(185)

Total Liabilities & Stockholders’ Equity/(Deficit)	$8,815	$2,429	$13,997	$209,040	($7,433)	$2,095	$0	($185)

Refer to the accompanying Notes to the MOR.

MOR-3
In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	31-Aug-09

	Federal Tax I.D.#:	22-3680505
Balance Sheets
(Amounts in 000’s)

	BearingPoint Southeast					BearingPoint Enterprise	BearingPoint Global	Softline Consulting &
Account	Asia LLC	i2 Mid Atlantic LLC	i2 Northwest LLC	Peloton Holdings, L.L.C.	BearingPoint BG, LLC	Holdings, LLC	Operations, Inc.	Integrators, Inc.
Description	09-10703 (REG)	09-10706 (REG)	09-10707 (REG)	09-10711 (REG)	09-10694 (REG)	09-10695 (REG)	09-10697 (REG)	09-10713 (REG)

ASSETS
Current Assets:
Cash and Cash Equivalents	$0	$0	$0	$1	$0	$0	$0	$0
Restricted Cash Accounts	0	0	0	0	0	0	0	0
Net A/R	0	0	0	0	0	0	0	0
Unbilled Revenues	0	0	0	0	0	0	0	0
Income Taxes	0	0	0	0	0	0	0	0
Deferred Tax Assets Current	0	0	0	0	0	0	0	0
Prepaid Expenses	0	0	0	0	0	0	0	0
Other Current Assets	0	0	0	0	0	0	0	0
Inter Entity Receivables Current	0	0	0	0	0	0	0	0

Total Current Assets	0	0	0	1	0	0	0	0

Property and Equipment, net	0	0	0	0	0	0	0	0
Goodwill	0	0	0	0	0	0	0	0
Deferred Tax Assets	0	0	0	0	0	0	0	0
Other Noncurrent Assets	0	0	0	0	0	0	0	0
Inter Entity Loans Non-Current Rec	0	0	0	0	0	0	0	0
Inter Entity Investment in Sub	(4,406)	0	0	(1,608)	0	0	0	0

Total Assets	($4,406)	$0	$0	($1,607)	$0	$0	$0	$0

LIABILITIES AND STOCKHOLDERS’ EQUITY/(DEFICIT)
Current Liabilities:
Notes Payable Current	$0	$0	$0	$0	$0	$0	$0	$0
Accounts Payable	0	0	0	0	0	0	0	0
Accrued Payroll & Empl Benefits	0	0	0	0	0	0	0	0
Deferred Revenue	0	0	0	0	0	0	0	0
Corporate Income Tax Payable	0	0	0	0	0	0	0	0
Current Portion of Accrued Lease & Facilities Charge	0	0	0	0	0	0	0	0
Deferred Income Taxes	0	0	0	0	0	0	0	0
Legal Liabilities	0	0	0	0	0	0	0	0
Other Current Liabilities	0	0	0	0	0	0	0	0
Inter Entity Liability Current	0	1,209	7,714	0	0	0	0	0

Total Current Liabilities	0	1,209	7,714	0	0	0	0	0

Liabilities Subject to Compromise	0	0	0	0	0	0	0	0

Notes Payable less Current Portion	0	0	0	0	0	0	0	0
Pension Liability	0	0	0	0	0	0	0	0
Occupancy Charge, less Current Portion	0	0	0	0	0	0	0	0
Deferred Income Taxes, less Current Portion	0	0	0	0	0	0	0	0
Income Tax Reserve	0	0	0	0	0	0	0	0
Other Liabilities	0	0	0	0	0	0	0	0
Inter Entity Loans Non-Current Payable	0	0	0	0	0	0	0	0

Total Liabilities	0	1,209	7,714	0	0	0	0	0

Stockholders’ Equity/(Deficit):
Common Stock	0	0	0	0	0	0	0	0
Additional Paid In Capital	0	0	0	1	0	0	0	0
Accumulated Equity/(Deficit)	(4,406)	(1,209)	(7,714)	(1,608)	0	0	0	0
Other Comprehensive Income	0	0	0	0	0	0	0	0
Notes Receivable from Stockholders	0	0	0	0	0	0	0	0
Treasury Stock	0	0	0	0	0	0	0	0
Deferred Compensation	0	0	0	0	0	0	0	0

Total Stockholders’ Equity/(Deficit)	(4,406)	(1,209)	(7,714)	(1,607)	0	0	0	0

Total Liabilities & Stockholders’ Equity/(Deficit)	($4,406)	$0	$0	($1,607)	$0	$0	$0	$0

Refer to the accompanying Notes to the MOR.

MOR-4
In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	31-Aug-09

	Federal Tax I.D.#:	22-3680505

Status of Post-petition Taxes
(Amounts in $’s)

	Beginning	Amount		Ending
	Tax	Withheld or	Amount	Tax
Post-petition Taxes	Liability	Accrued	Paid	Liability

Payroll Taxes - Federal	($356,886)	($6,421,395)	$6,161,382	($616,899)
Payroll Taxes - State	($18,252)	($914,667)	$906,259	($26,660)
Payroll Taxes - Local	($28,668)	($30,390)	$58,797	($261)
Payroll Taxes - Other	($1,565)	$0	$0	($1,565)
Real Estate and Personal Property	$0	$0	$0	$0
Sales and Use	($235,297)	$0	$235,297	$0
Other	($248,022)	$0	$33,531	($214,491)

Total Taxes	$(888,690)	$(7,366,452)	$7,395,266	$(859,876)

MOR-7
In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	31-Aug-09

	Federal Tax I.D.#:	22-3680505
Debtor Questionnaire

Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if
	necessary.	Yes	No	Explanation
1	Have any assets been sold or transferred outside the normal course of business this reporting period?	X		[A]
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the Debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X		[B]
7	Are any post-petition receivables (accounts, notes or loans) due from related parties?	X		[C]
8	Are any post-petition payroll taxes past due?		X
9	Are any post-petition State or Federal income taxes past due?		X
10	Are any post-petition real estate taxes past due?		X
11	Are any other post-petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X		[D]
13	Are any amounts owed to post-petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post-petition loans been received by the Debtor from any party?	X		[E]
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

[A]: On August 28, 2009, the Debtor entered into an Asset Purchase Agreement with Éclat Consulting, LLC for select North American Public Service contracts.

[B]: Pre-petition payments made during the respective period were based upon approval by the U.S. Bankruptcy Court. Due to the volume of transactions, support shall be furnished upon request.

[C]: Post-petition receivables due from related parties consist of intercompany activities between the Debtors and non-debtors.
Due to the volume of transactions, support shall be furnished upon request.

[D]: Pre-petition payments made during the respective period consisted of various payroll related taxes, which were approved by the U.S. Bankruptcy Court. Due to the volume of transactions, support shall be furnished upon request.

[E]: Post-petition loans received by the Debtor consist of intercompany activities between the Debtors and non-debtors as well as a note entered into by the Debtor and Éclat Consulting, LLC relating to the Asset Purchase Agreement disclosed above. Due to the volume of transactions, support shall be furnished upon request.